UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2016

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2016, Capital Senior Living Corporation (the “Company”) announced its financial results for the fourth quarter and fiscal year ended December 31, 2015 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

The information being furnished under Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The press release and the presentation referenced below contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In the press release and the presentation referenced below, the Company’s management utilizes financial measures of operating performance, including adjusted EBITDAR, adjusted EBITDAR margin, adjusted net income and adjusted CFFO, that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. The Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net income from operations to adjusted EBITDAR and adjusted EBITDAR margin and the reconciliation of net loss to adjusted net income and adjusted CFFO, each of which is included at the end of the Company’s press release, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) Adoption of Compensatory Plan.

On February 23, 2016, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the Company’s 2016 Incentive Compensation Plan (the “Plan”). The Plan provides performance bonus opportunities to the Company’s executive management, including certain eligible named executive officers (collectively, the “Participants”), based upon achievement of corporate and individual goals established by the Compensation Committee for the year ending December 31, 2016.

Pursuant to the Plan, the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are eligible to receive a target cash performance bonus equal to 75%, 53% and 45%, respectively, of their base salaries for 2016 based upon the Company’s achievement of two corporate goals for the year ending December 31, 2016.

•	First, of that target cash bonus percentage attributable to the achievement of corporate goals, 41%, 31% and 27% for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively, is based on the Company’s achievement of a Cash Flow From Operations (“CFFO”) per outstanding share target for 2016. Achievement of 80% of the target level of CFFO per share will result in 80% of the portion of the award subject to such performance target being earned by the Participants. If this 80% threshold level of CFFO per share performance is attained, but the target level is not attained, the earned portion of the award subject to CFFO per share performance will be prorated between 80% and 100% based upon the actual CFFO per share results reported in 2016.

•	Second, of that target cash bonus percentage attributable to the achievement of corporate goals, 34%, 22% and 18% for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively, is based on the Company’s achievement of an Adjusted EBITDAR target for 2016. Achievement of 80% of the target level of Adjusted EBITDAR will result in 80% of the portion of the award subject to such performance target being earned by the Participants. If this 80% threshold level of Adjusted EBITDAR performance is attained, but the target level is not attained, the earned portion of the award subject to Adjusted EBITDAR performance will be prorated between 80% and 100% based upon the actual Adjusted EBITDAR results reported in 2016.

In addition, the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are eligible to receive a cash performance bonus of up to 25%, 17% and 15%, respectively, of their base salaries for 2016 based upon the achievement of certain objective individual goals for the year ending December 31, 2016, which are within such Participant’s sphere of influence.

Under the Plan, the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are also eligible to receive additional cash performance bonuses of up to 50%, 35%, and 30%, respectively, of their base salaries for 2016 if the CFFO per outstanding share target for the year ending December 31, 2016 is exceeded by between 5% and 25%.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is an updated slideshow presentation of the Company.

By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Item 8.01 Other Events.

The 2016 annual meeting of stockholders of the Company (the “Annual Meeting”) has been scheduled for May 19, 2016. The record date for the Annual Meeting has been set as the close of business on March 23, 2016.

The Company will be filing a proxy statement and other documents regarding the Annual Meeting with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Stockholders may obtain a free copy of the Company’s proxy statement, when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov) and in the investor relations section of the Company’s website (www.capitalsenior.com).

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

*99.1	Press Release dated February 25, 2016.

*99.2	Capital Senior Living Corporation Updated Slideshow Presentation.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016	Capital Senior Living Corporation

	By:	/s/ Carey P. Hendrickson
	Name:	Carey P. Hendrickson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

*99.1	Press Release dated February 25, 2016.

*99.2	Capital Senior Living Corporation Updated Slideshow Presentation.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.